Exhibit 99.1

Workhorse Group Announces Intention to Spin Off SureFly Business

•	Workhorse to Receive Approximately $5 Million in Proceeds Through Note Purchase Agreement
•	New Company SureFly, Inc. Commands $33 Million Pre-Money Valuation
•	Spin Off Ensures Focus and Increases Financial Outlook for Workhorse’s Core Business and Creates Additional Long-Term Opportunities for SureFly

CINCINNATI, December 27, 2017 – Workhorse Group Inc. (NASDAQ: WKHS), an American technology company focused on providing sustainable and cost-effective electric mobility solutions to the transportation sector, has announced its intention to spin off its aviation division, which includes its SureFlyTM personal helicopter, into a separate publicly traded company named SureFly, Inc.

SureFly, Inc. will encompass all SureFly aerial technology and expertise, including property related to the personal helicopter, but it will not own the assets related to the package express-related HorseFlyTM drone, which will be retained by Workhorse. Workhorse expects to grant SureFly, Inc. a royalty-free, perpetual license to utilize the HorseFly drone except with respect to deliveries implemented from a ground-based vehicle focused on package express. At the time of the spin off, Workhorse expects to enter into a transition services agreement with SureFly, Inc. to provide certain engineering and accounting services not anticipated to be provided immediately by employees of Surefly, Inc.

Surefly, Inc. is currently an indirect wholly owned subsidiary of Workhorse. In conjunction with the overall spin-off plan, Workhorse expects to retain a portion of Surefly, Inc. common stock and will distribute a portion of such common stock pursuant to a dividend to existing Workhorse shareholders. Third party investors, bringing new capital, will likely constitute the balance of the ownership of Surefly, Inc.

In connection with the anticipated spin off, Workhorse entered into a note purchase agreement with a group of existing, U.S.-based Workhorse investors. Under the terms of the note purchase agreement, Workhorse will issue notes with an aggregate principal amount of $5.75 million at a purchase price equal to $5 million. The notes are non-convertible, but are expected to be exchanged, ultimately, into new convertible preferred stock, and warrants to purchase shares of common stock of SureFly, Inc. The preferred stock will be convertible into shares of SureFly, Inc. common stock based on a pre-money valuation of approximately $33 million. The warrants will be exercisable into a number of shares of common stock equal to 30% of the shares issuable upon conversion of the convertible preferred stock and have an exercise price equal to 125% of the conversion price on the convertible preferred stock.

“This agreement provides Workhorse with additional capital to bolster our balance sheet and, once the spin off is complete, will enable us to focus all of our resources on our core automotive business,” said company CEO Steve Burns. “SureFly has been one of the most exciting products we've ever developed and reflects the best representation of the versatility of our innovative platform technologies. And while this new business will likely command a meaningful valuation, we believe the decision to spin off SureFly into a separate entity will better facilitate the long-term growth of both companies. We have improved the operational focus and financial outlook for Workhorse’s core business while creating new opportunities for our SureFly business. This financing transaction is just the first step in the anticipated spin off process and furthers our long-standing goal of maximizing value for our shareholders.”

The anticipated spin off transaction will be subject to the receipt of regulatory approvals, the execution of inter-company agreements, arrangement of adequate debt and equity financing, the effectiveness of a registration statement, final approval by Workhorse’s board of directors, and other customary conditions. The spin off will not require a shareholder vote and is expected to be completed by the end of 2018, but there can be no assurance regarding the ultimate timing of the spin off or that the spin off will ultimately occur.

All of the anticipated spin off activities will be completed pursuant to regulations formulated by the Securities and Exchange Commission and will include the filing of a Form 10 registration statement. For additional details, please reference the Form 8-K filed with the U.S. Securities and Exchange Commission on December 27, 2017, which is available here.

This announcement is for informational purposes only and is neither an offer to sell nor the solicitation of an offer to buy any securities or a recommendation as to whether investors should purchase securities of SureFly, Inc. or Workhorse.

About SureFly

SureFly re-invents the helicopter, making it safer, easier to fly and much more affordable than a conventional helicopter. Like a drone, its redundant design includes four propeller arms, two fixed contra-rotating propellers on each arm; and a backup lithium battery pack to drive the electric motors in the event of engine failure.

SureFly’s hybrid design leverages Workhorse’s battery pack, management systems and controls utilized in its currently commercialized range-extended battery electric road vehicles. It features a gas combustion engine generating electricity and a parallel battery pack offering a redundant backup power source, eliminating the need for long battery charging periods between flights. Pilots who have seen the SureFly like the easy-to-pilot design, as the aircraft is piloted by joystick in a similar fashion to flying a drone. The SureFly is expected to carry pilot and passenger or cargo up to 70 miles. After a quick refill, SureFly is ready for the next hop.

Early models will be pilot-operated. Future models will be capable of autonomous flight, with payloads of up to 400 pounds. Anticipated markets for the SureFly are precision agriculture, emergency responders, city commuters and military. The company is working toward full certification of the vehicle in late 2019.

About Workhorse Group Inc.

Workhorse is a technology company focused on providing electric mobility solutions to the transportation sector. As an American original equipment manufacturer, we design and build high performance battery-electric vehicles including trucks and aircraft. We also develop cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information, visit www.workhorse.com.

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Forward-Looking Statements

This press release includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our limited operations and need to expand in the near future to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; the potential lack of market acceptance of our products; potential competition; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our ability to continue as a going concern; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:

Matt Glover and Tom Colton

Liolios Group, Inc.

949-574-3860

WKHS@liolios.com

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